                                                                   EXHIBIT 10.26

                                 FIFTH AMENDMENT

         THIS FIFTH AMENDMENT, dated as of November 28, 2000 (this "AGREEMENT") is between CTN MEDIA GROUP, INC. a Delaware corporation f/k/a College Television Network, Inc. (the "BORROWER"), and LASALLE BANK NATIONAL ASSOCIATION ("LENDER").


                               W I T N E S S E T H

         The Borrower and Lender are parties to that certain Credit Agreement dated as of July 26, 1999, as amended by that certain First Amendment to Credit Agreement dated as of August 31, 1999, that certain Second Amendment to Credit Agreement dated as of October 15, 1999, that certain Third Amendment to Credit Agreement dated as of June 5, 2000, and that certain Lender Waiver, Consent and Fourth Amendment dated as of November 7, 2000 (as so amended and from time to time hereafter amended, restated, supplemented and in effect, the "CREDIT AGREEMENT"; capitalized terms not otherwise defined herein shall have the definition provided therefor in the Credit Agreement) and to certain other documents executed in connection with the Credit Agreement.

          Borrower and UC Holdings have requested that Lender extend the Termination Date to January 31, 2001 from December 29, 2000.

          NOW, THEREFORE, in consideration of the foregoing premises (which are incorporated herein by this reference thereto), to induce Lender to extend the Termination Date as described above, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. AMENDMENT TO CREDIT AGREEMENT. Effective upon satisfaction of the conditions precedent set forth in Section 4 below, and in reliance upon the representations and warranties of the Borrower set forth in the Credit Agreement and in this Agreement, the Borrower and Lender agree that Section 1.1 of the Credit Agreement is hereby amended by deleting the date "December 29, 2000 appearing in clause "a" of the definition of "Termination Date" contained in said section and substituting the date "January 31, 2001" in lieu thereof.

          2. REAFFIRMATION. The Borrower and each of its respective Subsidiaries (other than MPM), as guarantors, debtors, grantors, pledgors (including in connection WITH any negative pledges), assignors, OR in other similar capacities in which such parties guarantee the Obligations, grant liens or security interests in their properties or otherwise act as accommodation parties, as the case may be, in any case under the Loan Documents, hereby each ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, affirmative or negative, under each of such existing Loan Documents to which it is a party and, to the extent such party granted liens on or security interests in any of its properties pursuant to any such existing Loan Documents as security for ft Borrower's obligations under or with respect to the Credit Agreement, each hereby ratifies and reaffirms such grant of liens and security interests and confirms and agrees such liens and security interests continue to secure all of the Obligations, in each case as if each reference in such existing Loan Documents to the obligations secured thereby are construed to hereafter mean and refer to such Obligations under the Credit


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Agreement and other Loan Documents as hereby amended. Each of the foregoing hereby acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed. The Borrower and each of the foregoing Persons confirm and agree that the Guaranty and the Security Agreement and each and every covenant, condition, obligation, representation (except those representations which relate only to a specific date, which are confirmed as of such date only), warranty and provision set forth therein are, and shall continue to be, in full force and effect and are hereby confirmed, reaffirmed and ratified in all respects.

         3. REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Agreement, the Borrower represents and warrants to Lender that the execution, delivery and performance by Borrower of this Agreement is within its corporate power, have been duly authorized by all necessary corporate action and do not and will not contravene or conflict with any provision of law applicable to Borrower, the Certificate of Incorporation or By-laws of Borrower, or any order, judgment or decree of any court or other agency of government or any CONTRACTUAL obligation binding upon Borrower; and the Credit Agreement as amended as of the date hereof is the legal, valid and binding obligation of the, Borrower enforceable against the Borrower in accordance with its terms.

         4. CONDITIONS. The effectiveness of the amendment contained in this Agreement is subject to each of the following conditions precedent or concurrent:

                  (a) NO DEFAULT. No Default or Event of Default under the Credit Agreement,

         as amended hereby, shall have occurred and be continuing;

                  (b) WARRANTIES AND REPRESENTATIONS. The warranties and representations of the Borrower contained in this Agreement, the Credit Agreement, as amended hereby, and the other Loan Documents, shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except those representations which relate only to a specific date, which are confirmed as of such date only;

                  (c) DELIVERY OF WAIVER AND CONSENT. The Borrower, UC Holdings and Willis Stein & Partners, L.P. shall have executed and delivered this Agreement and' any Acknowledgments hereto, to lender;

                  (d) OTHER. The Borrower, UC Holdings and Willis Stein & Partners, L.P. shall have executed and delivered such other documents as the, Lender may reasonably require; and

                  (e) PAYMENT OF FEES AND EXPENSES. Payment by the Borrower of the fees and expenses of under incurred in connection with the negotiation and documentation of this Agreement, including, without limitation, all reasonable attorneys' fees.

         5.       MISCELLANEOUS.

                  (a) CAPTIONS. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

                  (b) GOVERNING LAW. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principals. Whenever possible each provision of this Agreement shall be interpreted in such MANNER AS to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

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                  (c) COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Borrower (and the Acknowledgments attached hereto shall be binding on each of UC Holdings AND Willis Stein & Partners, L.P.) and on their respective successors and assigns, and shall inure to the sole, benefit of the Lender and its successors. and assigns.

                  (e) REFERENCES. Any reference to the Credit AGREEMENT contained in any NOTICE, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the conte3d shall otherwise require.

                  (f) CONTINUED EFFECTIVENESS. Borrower acknowledges and agrees that the Credit Agreement and each of the other Loan Documents, each as amended hereby, remains in full force and effect.

                  (g) COSTS, EXPENSES AND TAXES. The Borrower agrees to pay to lender upon demand for all reasonable expenses, including reasonable attorneys' and legal assistants' fees, all recording fees and charges, or other fees or charges incurred by Lender in connection with the preparation, negotiation and execution of this Agreement and all documents related thereto and any document required to be furnished herewith.

                               [Signature Page Follows]

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         This Fifth Amendment is executed and delivered at Chicago, Illinois, as of the day and year first above written.

                             CTN MEDIA GROUP, INC., a Delaware corporation



                             By:   /s/
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------



                             LASALLE BANK NATIONAL ASSOCIATION,
                             a national banking association

                             By:   /s/
                                ----------------------------------------------
                             Title:
                                   -------------------------------------------

                                 ACKNOWLEDGMENT

         The undersigned hereby acknowledges and consents to that certain Fifth Amendment dated as of November 28, 2000 between CTN Media Group, Inc. and LaSalle Bank National Association (the "Fifth Amendment"). Defined terms not otherwise defined here to the contrary shall have the respective meanings ascribed to them in the Credit Agreement (as that term is defined in the Fifth Amendment). The undersigned hereby acknowledges receipt of a counterpart of the Fifth Amendment and acknowledges and confirms that its obligations under that certain Negative Pledge Agreement dated as of July 26, 1999 made by the undersigned to LaSalle Bank National Association hereby continue unmodified and in full force and effect, notwithstanding the execution and delivery of the Fifth Amendment.

                              WILLIS STEIN PARTNERS, L.P.,
                              a Delaware limited partnership


                              By: Willis Stein & Partners, L.L.C., Its General Partner



                                     By:  /s/
                                        ---------------------------------------

                                     Title:
                                           ------------------------------------

                                 ACKNOWLEDGMENT

         The undersigned hereby acknowledges and consents to that certain Fifth Amendment dated as of November 28, 2000 between CTN Media Group, Inc. and LaSalle Bank National Association (the "Fifth Amendment"). Defined terms not otherwise defined here to the contrary shall have the respective meanings ascribed to them in the Credit Agreement as that term is defined in the Fifth Amendment. The undersigned hereby acknowledges receipt of a counterpart of the, Fifth Amendment and acknowledges and confirms that its obligations under that certain Negative Pledge Agreement dated as of July 26, 1999 made !by the undersigned to LaSalle Bank National Association hereby continue unmodified and in full force and effect, notwithstanding the execution and delivery of the Fifth Amendment.

                                   U-C HOLDINGS, LLC., a Delaware limited
                                   liability company



                                    By:   /s/
                                        --------------------------------------

                                    Its:
                                        --------------------------------------



                                                    By:  /s/
                                                       ------------------------

                                                    Its:
                                                        -----------------------